UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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 Filed by a Party other than the Registrant  ☐
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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Becton, Dickinson and Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Becton, Dickinson and Company Shareholder Meeting to be Held on February 1, 2011
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:
www.investorvote.com/BDX

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/BDX.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 18, 2011 to facilitate timely delivery.

Shareholder Meeting Notice

Becton, Dickinson and Company’s Annual Meeting of Shareholders will be held on Tuesday, February 1, 2011 at 1:00 p.m. EST at the Hilton Short Hills, 41 John F. Kennedy Parkway, Short Hills, New Jersey.
The Board of Directors recommends a vote FOR all the nominees listed; FOR Proposals 2 and 3; and AGAINST Proposals 5 and 6. No recommendation is being made by the Board on Proposal 4.
1.	Election of Directors: Basil L. Anderson, Henry P. Becton, Jr., Edward F. DeGraan, Claire M. Fraser-Liggett, Christopher Jones, Marshall O. Larsen, Edward J. Ludwig, Adel A.F. Mahmoud, Gary A. Mecklenburg, Cathy E. Minehan, James F. Orr, Willard J. Overlock, Jr., Bertram L. Scott, and Alfred Sommer.

2.	Ratification of selection of independent registered public accounting firm.

3.	An advisory vote on executive compensation.

4.	An advisory vote on the frequency of executive compensation advisory votes.

5.	Special shareholder meetings.

6.	Cumulative Voting.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
→	Internet – Go to www.investorvote.com/BDX. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us collect at 1-781-575-4581 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials Becton, Dickinson and Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by January 18, 2011.

019FQG

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 1, 2011.

BECTON, DICKINSON AND COMPANY

Meeting Information
Meeting Type:           Annual
For holders as of:     December 10, 2010
Date:      February 1, 2011      Time: 1:00 PM EST

Location:	Hilton Short Hills 41 John F. Kennedy Parkway Short Hills, New Jersey
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →   XXXX XXXX XXXX   (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 18, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →   XXXX XXXX XXXX   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors:

Nominees:

	01) Basil L. Anderson 02) Henry P. Becton, Jr. 03) Edward F. DeGraan 04) Claire M. Fraser-Liggett 05) Christopher Jones 06) Marshall O. Larsen 07) Edward J. Ludwig	08) Adel A.F. Mahmoud 09) Gary A. Mecklenburg 10) Cathy E. Minehan 11) James F. Orr 12) Willard J. Overlock, Jr. 13) Bertram L. Scott 14) Alfred Sommer
The Board of Directors recommends you vote FOR the following proposals:
2.    Ratification of selection of independent registered public accounting firm.
3.    An advisory vote on executive compensation.
The Board of Directors does not have a recommendation for voting on the following proposal:
4.    An advisory vote on the frequency of executive compensation advisory votes.
The Board of Directors recommends you vote AGAINST the following proposals:
5.    Special shareholder meetings.
6.    Cumulative Voting.

           Voting Instructions